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                                                                 EXHIBIT 10.15


THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT UNLESS SOLD PURSUANT TO RULE 144 PROMULGATED UNDER SAID ACT.


                         BOREALIS TECHNOLOGY CORPORATION

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK


         This Warrant is being issued to Oxbow LLC, a Wyoming limited liability company (the "HOLDER") by Borealis Technology Corporation, a Delaware corporation (the "COMPANY"). This Warrant entitles the Holder to subscribe for and purchase up to fifty thousand (50,000) shares (the "MAXIMUM NUMBER OF SHARES") of fully paid and nonassessable Common Stock, $0.001 par value, of the Company (the "SHARES") (as adjusted pursuant to Section 4 hereof) at a price per share equal to the last sales price of the Company's Common Stock, $0.001 par value, as quoted by the Nasdaq SmallCap Market on the date of execution of this Warrant (or if no such price is quoted for such date, for the next trading day for which such a last sales price is quoted) (the "EXERCISE PRICE") (as adjusted pursuant to Section 4 hereof) subject to the provisions and upon the terms and conditions hereinafter set forth.

         1. Method of Exercise; Payment; Issuance of New Warrant. This Warrant may be exercised by the Holder hereof at any time on or prior to the fifth anniversary of the date of execution of this Warrant. Exercise shall be made, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of Shares being purchased, which amount may be paid in cash or by check. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder hereof within a reasonable time and, unless this Warrant has been fully exercised or expired, a new Warrant representing that portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such reasonable time.

         2. Net Exercise.

                  (a) In lieu of exercising this Warrant in accordance with
Section 1 above, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

Where  X    =    the number of Shares to be issued to the Holder.

       Y    =    the number of Shares for which this Warrant is being exercised.

       A    =    the fair market value of one Share on the date of delivery of the notice pursuant to this Section 2.

       B    =    Exercise Price (as adjusted to the date of such calculations).

                  (b) For purposes of this Section 2, the fair market value of the Shares shall mean: The average of the closing bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary or the last sales price quoted on Nasdaq or any exchange on which the Shares are listed, whichever is applicable, as published in The Wall Street Journal for the ten
(10) trading days ending five (5) trading days prior to the date of delivery of the notice pursuant to this Section 2.

                  (c) If the Shares are not traded Over-The-Counter or on an exchange, the fair market value of the Common Stock per share shall be the fair market value as determined in good faith by the Company's Board of Directors.

         3. Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient Shares to provide for the exercise of the rights represented by this Warrant.

         4. Adjustment of Exercise Price and Number of Shares. Subject to the provisions of Section 1 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  (a) In the event the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event the Company shall at any time combine the outstanding shares of Common Stock, the number of shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price will be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.


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                  (b) If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced in the same proportion as the increase or decrease in the outstanding shares of Common Stock and the then applicable Exercise Price shall be adjusted by multiplying such number of shares of Common Stock purchasable upon exercise hereof immediately prior to such subdivision or combination and the denominator of which shall be the number of shares of Common Stock purchasable immediately following such subdivision or combination.

                  (c) Subject to Section 1 hereof, in the event of any reorganization or reclassification of the outstanding Shares (other than a change in par value, or from no par value to par value, or par value to no par value, or as a result of a subdivision or combination) or in the event of any consolidation or merger of the Company with another entity, at any time prior to the expiration of this Warrant, the Holder shall have the right, but not the obligation, upon exercise of this Warrant, to receive the same kind and number of Shares and other securities, cash or other property as would have been distributed to the Holder had the Holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation or merger.

                  (d) Whenever the number of shares shall be adjusted as required by the provisions of this Section 4, the Company forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, an Officer's Certificate showing the adjusted number of shares and setting forth in reasonable detail the circumstances requiring the adjustment. Each such Officer's Certificate shall be made available at all reasonable times during reasonable hours for inspection by the Holder.

         5. Fractional Shares. No fractional Shares will be issued in connection with an exercise hereunder, but in lieu of such fractional Shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

         6. Transfer, Exchange, Assignment or Loss of Warrant.

                  (a) This Warrant may not be assigned or transferred except as provided in this Section 6 and in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (said Act and such Rules and Regulations being hereinafter collectively referred to as the "ACT"). Any purported transfer or assignment made other than in accordance with this Section 6 shall be null and void and of no force and effect.

                  (b) Prior to any transfer of this Warrant, other than in an offering registered under the Act, the Holder shall notify the Company of its intention to effect such transfer, indicating the circumstances of the proposed transfer and upon request furnish the Company with an opinion of counsel, in form and substance reasonably satisfactory to counsel for the Company, to the effect that the proposed transfer may be made without registration under the Act or qualification under any applicable state securities law.


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                  (c) Each certificate for Shares or for any other security
issued or issuable upon exercise of this Warrant shall contain a legend substantially to the following effect:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER, SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

                  (d) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the Assignment Form attached hereto as Exhibit B duly executed. In such event the Company shall, without charge for any issuance or transfer tax or other cost incurred by the Company with respect to such transfer, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation thereof at the principal office of the Company together with a written notice signed by the Holder thereof, specifying the names and denominations in which new warrants are to be issued.

                  (e) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant (provided that an affidavit of the Holder shall be satisfactory for such purpose), and of indemnity satisfactory to it (provided that if the Holder is the original Holder of this Warrant, its own indemnification agreement shall under all circumstances be satisfactory, and no bond shall be required), and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, or destroyed Warrant shall thereupon become void.

         7. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

         8. Rights of Shareholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consideration, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been


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exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

         9. Notices, Etc. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.

         10. Governing Law, Headings. This Warrant is being delivered in the State of Nevada and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Issued this July 1997.

                                         BOREALIS TECHNOLOGY CORPORATION


                                         By:____________________________

                                         Name:__________________________

                                         Title:_________________________



                                         ACCEPTED AND AGREED


                                         By:____________________________

                                         Name:__________________________

                                         Title:_________________________


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
                                    EXHIBIT A

                               NOTICE OF EXERCISE


TO:      Borealis Technology Corporation
         923 Tahoe Boulevard, Suite 211
         Incline Village, Nevada  89451
         Attn:  Chief Financial Officer


         The undersigned hereby elects to purchase __________ shares of Common Stock of Borealis Technology Corporation pursuant to the terms of the attached Warrant,

[ ] and tenders herewith payment of the purchase price of such shares in full; or

[ ]      pursuant to the Net Exercise provisions of Section 2 of the attached
         Warrant.

                           (check the applicable box)

         Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                      Name:     ____________________________

                      Address:  ____________________________

                                ____________________________

                                ____________________________


         The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or, for resale in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.


                                         By:____________________________

                                         Name:__________________________

                                         Title:_________________________

                                         Date:__________________________


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                                    EXHIBIT B

                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers to _______________________________________________________
(Name and Address) the right to purchase Shares represented by this Warrant to the extent of __________ shares of Common Stock and does hereby irrevocably constitute and appoint ________________________________________________________,
attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated: __________, ____

                                         By:____________________________

                                         Name:__________________________

                                         Title:_________________________